Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

December 31, 2021 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (90.23%)(a)
Apartments (10.19%)
Bridge Workforce Housing Fund I, LP	N/A	$94,795,005
Clarion Gables Multifamily Trust	47,284	76,494,411
Cortland Growth & Income Fund	75,676	112,249,236
Sentinel Real Estate Fund	1,058	120,391,471
		403,930,123
Diversified (50.92%)
AEW Core Property Trust	2,908	3,446,333
Ares Real Estate Enhanced Income Fund	N/A	112,855,946
Bain Capital Real Estate Fund I	N/A	74,229,173
Blackstone Property Partners	47,162	77,150,000
Bridge Debt Strategies Fund III, LP	N/A	79,284,088
Bridge Debt Strategies Fund IV, LP	N/A	66,502,762
Brookfield Premier Real Estate Partners	190,823	308,161,196
Carlyle Property Investors	69,026	121,312,781
CBRE U.S. Core Partners, LP	31,687,739	57,854,007
Clarion Lion Properties Fund	79,857	145,207,382
Harrison Street Core Property Fund	35,400	53,446,680
Invesco Core Real Estate Fund	568	122,042,429
Invesco U.S. Income Fund LP	92,469	153,620,120
Morgan Stanley Prime Property Fund LLC	11,556	253,272,918
PGIM PRISA II	58,389	85,236,570
PGIM PRISA III	40,774	112,694,504
Principal Enhanced Property Fund LP	6,175,011	92,809,870
RREEF America REIT II, Inc.	512,415	76,833,693
Stockbridge Smart Markets Fund	10,937	20,676,076
Stockbridge Value Fund II	N/A	1,307,280
		2,017,943,808
Industrial (24.83%)
Ares Industrial Real Estate Fund	56,534	138,098,240
Clarion Lion Industrial Trust	57,345	184,977,978
Prologis Targeted U.S. Logistics	132,381	377,526,711
Realterm Logistics Income Fund L.P.	85,113	137,347,445
RREEF Core Plus Industrial Fund LP	767,216	145,957,436
		983,907,810
Life Science (4.29%)
Blackstone BioMed Life Science Real Estate LP	N/A	80,970,000
Harrison Street Life Science	N/A	9,516,473
IQHQ, Inc.(b)(c)	4,307,406	79,600,863
		170,087,336
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $2,851,054,883)		3,575,869,077

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (7.60%)
American Campus Communities Operating Partnership LP, 3.625%, 11/15/2027	1,974,000	2,107,977
Boston Properties LP, 2.900%, 3/15/2030	1,026,000	1,044,796

Security	Principal	Value
Care Capital Properties, 5.125%, 8/15/2026	$1,190,000	$1,309,313
EPR Properties, 4.500%, 6/01/2027	959,000	1,012,535
Essex Portfolio LP, 3.875%, 5/01/2024	937,000	986,142
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028(a)(c)	1,071,816,476	5,903,002
FREMF 2018-K82 Mortgage Trust, Class D, 0.000%, 10/25/2028(a)(c)	100,392,906	57,299,145
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028(a)(c)	262,694,906	1,511,557
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029(a)(c)	1,184,806,855	7,416,235
FREMF 2019-K101 Mortgage Trust, Class D, 0.000%, 1/25/2030(a)(c)	109,477,635	56,752,403
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030(a)(c)	270,043,635	1,777,827
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029(a)(c)	1,131,385,053	6,635,884
FREMF 2019-K91 Mortgage Trust, Class D, 0.000%, 10/25/2029(a)(c)	103,857,565	55,017,724
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029(a)(c)	247,526,565	1,550,669
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026(a)(c)	58,088,000	50,450,214
FREMF 2021-K132 Mortgage Trust, Class X2A, IO, 0.100%, 8/25/2031(a)(c)	979,008,018	7,471,046
FREMF 2021-K132 Mortgage Trust, Class X2B, IO, 0.100%, 8/25/2031(a)(c)	230,992,666	1,807,459
FREMF 2021-K132 Mortgage Trust, Class D, 0.000%, 12/25/2031(a)(c)	60,501,666	24,740,116
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/01/2029	3,081,000	3,250,455
Public Storage, 2.370%, 9/15/2022	968,000	979,521
Realty Income Corp., 3.400%, 1/15/2028	863,000	930,701
Service Properties Trust, 4.350%, 10/01/2024	978,000	958,445
Simon Property Group LP, 3.300%, 1/15/2026	738,000	780,915
Simon Property Group LP, 2.650%, 7/15/2030	998,000	1,016,684
Simon Property Group LP, 3.800%, 7/15/2050	1,122,000	1,258,165
Spirit Realty LP, 2.100%, 3/15/2028	819,000	797,134
Spirit Realty LP, 3.200%, 2/15/2031	1,026,000	1,060,345
Ventas Realty LP, 2.650%, 1/15/2025	1,697,000	1,748,197
Ventas Realty LP, 3.250%, 10/15/2026	731,000	774,084
Ventas Realty LP, 5.700%, 9/30/2043	1,561,000	2,099,782
Welltower, Inc., 4.250%, 4/15/2028	704,000	788,578
TOTAL REAL ESTATE DEBT SECURITIES (Cost $294,318,049)		301,237,050

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (1.92%)
Public Non-Traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(d)	140,161	37,843
Total Public Non-Traded Real Estate Investment Trusts (Cost $51,627)		37,843

Publicly Traded Real Estate Investment Trusts (1.56%)
Advertising (0.05%)
Lamar Advertising Co., Class A	16,316	1,979,131
		1,979,131
Apartments (0.08%)
Apartment Income REIT Corp.	9,331	510,126
AvalonBay Communities, Inc.	3,746	946,202
Mid-America Apartment Communities, Inc.	4,440	1,018,714
		2,475,042
Communications (0.16%)
Crown Castle International Corp.	14,688	3,065,973
SBA Communications Corp.	8,330	3,240,537
		6,306,510
Data Centers (0.26%)
Digital Realty Trust, Inc.	18,823	3,329,224

Security	Shares	Value
Data Centers (continued)
Equinix, Inc.	8,356	$7,067,839
		10,397,063
Gaming (0.04%)
VICI Properties, Inc.	55,840	1,681,342
		1,681,342
Healthcare (0.09%)
Medical Properties Trust, Inc.	73,018	1,725,415
Welltower, Inc.	22,838	1,958,815
		3,684,230
Hotels (0.17%)
Apple Hospitality REIT, Inc.	140,551	2,269,899
MGM Growth Properties LLC, Class A	23,616	964,714
Ryman Hospitality Properties, Inc.(b)	34,821	3,202,139
		6,436,752
Industrial (0.17%)
EastGroup Properties, Inc.	7,117	1,621,608
Prologis, Inc.	23,462	3,950,062
STAG Industrial, Inc.	24,453	1,172,766
		6,744,436
Manufactured Homes (0.06%)
Sun Communities, Inc.	11,186	2,348,724
		2,348,724
Regional Malls (0.09%)
Simon Property Group, Inc.	22,283	3,560,155
		3,560,155
Self-Storage (0.22%)
Extra Space Storage, Inc.	22,238	5,042,022
Life Storage, Inc.	24,278	3,718,904
		8,760,926
Shopping Center (0.03%)
Inventrust Properties Corp.	14,016	382,078
NETSTREIT Corp.	32,749	749,952
		1,132,030
Single Tenant (0.12%)
Agree Realty Corp.	21,944	1,565,924
Essential Properties Realty Trust, Inc.	74,569	2,149,824
Spirit Realty Capital, Inc.	22,506	1,084,564
		4,800,312
Single-Family Rental (0.03%)
American Homes 4 Rent, Class A	28,848	1,258,061
		1,258,061
Total Publicly Traded Real Estate Investment Trusts (Cost $46,733,924)		61,564,714

Preferred Real Estate Securities (0.36%)
Data Center (0.06%)
Digital Realty Trust, Inc., Series L, 5.200%	40,712	1,090,267
Digital Realty Trust, Inc., Series J, 5.250%	45,347	1,180,836
		2,271,103
Diversified (0.08%)
DigitalBridge Group, Inc., 7.125%	66,991	1,765,881
EPR Properties, Series G, 5.750%	51,384	1,297,960
		3,063,841

Security	Shares	Value
Industrial
PS Business Parks, Inc., Series Z, 4.875%	34,220	$925,993
PS Business Parks, Inc., Series X, 5.250%	30,625	789,819
Rexford Industrial Realty, Inc., Series B, 5.875%	27,409	712,634
Vornado Realty Trust, Series O, 4.450%	65,948	1,628,915
		4,057,361
Self-Storage (0.03%)
National Storage Affiliates Trust, Series A, 6.000%	45,125	1,174,604
		1,174,604
Shopping Center (0.03%)
Kimco Realty Corp., Series L, 5.125%	45,275	1,156,324
		1,156,324
Single Tenant (0.03%)
Spirit Realty Capital, Inc., Series A, 6.000%	47,001	1,208,866
		1,208,866
Single-Family Rental (0.03%)
American Homes 4 Rent, Series G, 5.875%	47,650	1,221,270
		1,221,270
Total Preferred Real Estate Securities (Cost $13,372,815)		14,153,369

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $60,158,366)		75,755,926

SHORT TERM INVESTMENT (5.35%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 0.010%(e) (Cost $212,004,223)	212,004,223	212,004,223

TOTAL INVESTMENTS (105.10%) (Cost $3,417,535,521)		$4,164,866,276
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.10%)		(202,032,112)
NET ASSETS (100.00%)		$3,962,834,164

Common Abbreviations
IO - Interest Only Security
PO - Principal Only Security

(a)	All or a portion of these securities are segregated as collateral for the Line of Credit as of December 31, 2021.
(b)	Non-income producing security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the aggregate market value of those securities was $357,934,144, representing 9.03% of net assets.
(d)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $37,843, representing less than 0.00% of net assets.
(e)	The rate shown is the 7-day effective yield as of December 31, 2021.

See Notes to Quarterly Portfolio of Investments.

As of December 31, 2021, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$3,446,333	-	Quarterly	45
Ares Industrial Real Estate Fund	138,098,240	200,000,000	Quarterly	90
Ares Real Estate Enhanced Income Fund	112,855,946	7,544,081	Quarterly	90
Bain Capital Real Estate Fund I	74,229,173	39,724,437	None	None
Blackstone Property Partners	77,150,000	-	Quarterly	90
Blackstone BioMed Life Science Real Estate LP	80,970,000	20,891,191	Annual	180
Bridge Debt Strategies Fund III, LP	79,284,088	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	66,502,762	33,403,580	None	None
Bridge Workforce Housing Fund I, LP	94,795,005	-	None	None
Brookfield Premier Real Estate Partners	308,161,196	-	Quarterly	90
Carlyle Property Investors	121,312,781	200,000,000	Quarterly	90
CBRE U.S. Core Partners, LP	57,854,007	30,000,000	Quarterly	60
Cortland Growth & Income Fund	112,249,236	50,000,000	Quarterly	90
Clarion Gables Multifamily Trust	76,494,411	60,000,000	Quarterly	90
Clarion Lion Industrial Trust	184,977,978	50,000,000	Quarterly	90
Clarion Lion Properties Fund	145,207,382	-	Quarterly	90
Harrison Street Core Property Fund	53,446,680	-	Quarterly	45
Harrison Street Life Science Fund	9,516,473	8,323,500	None	None
Harrison Street Data Center Fund	-	25,000,000	None	None
Invesco Core Real Estate Fund	122,042,429	-	Quarterly	45
Invesco U.S. Income Fund LP	153,620,120	45,000,000	Quarterly	45
IQHQ, Inc.	79,600,863	28,453,993	None	None
Morgan Stanley Prime Property Fund LLC	253,272,918	50,000,000	Quarterly	90
PGIM PRISA II	85,236,570	60,000,000	Quarterly	90
PGIM PRISA III	112,694,504	67,613,840	Quarterly	90
Principal Enhanced Property Fund LP	92,809,870	-	Quarterly	90
Prologis Targeted US Logistics	377,526,711	250,000,000	Quarterly	90
Realterm Logistics Income Fund LP	137,347,445	50,000,000	Quarterly	90
RREEF America REIT II, Inc.	76,833,693	-	Quarterly	45
RREEF Core Plus Industrial Fund LP	145,957,436	60,000,000	Quarterly	60
Sentinel Real Estate Fund	120,391,471	50,000,000	Daily	*
Stockbridge Smart Markets Fund	20,676,076	-	Quarterly	45
Stockbridge Value Fund II	1,307,280	511,701	None	None
TA Realty Core Property Fund	-	80,000,000	Quarterly	45
TA Realty Logistics Fund	-	100,000,000	Quarterly	45
Total	$3,575,869,077	$1,572,040,385

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

December 31, 2021 (Unaudited)

1. Organization

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies.”

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund invests in portfolios of open-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of December 31, 2021, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2021, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities (a)	$–	$–	$–	$3,575,869,077
Real Estate Debt Securities	–	301,237,050	–	301,237,050
Public Non-Traded Real Estate Investment Trusts	–	–	37,843	37,843
Publicly Traded Real Estate Investment Trusts	61,564,714	–	–	61,564,714
Preferred Real Estate Securities	14,153,369	–	–	14,153,369
Short Term Investments	212,004,223	–	–	212,004,223
Total	$287,722,306	$301,237,050	$37,843	$4,164,866,276

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.